UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2023

DSG GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53988	26-1134956
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

207-15272 Croydon Drive, Surrey, British Columbia, Canada V3Z 6T3

(Address of principal executive offices)

(604) 575-3848

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2023, Zahir Gonzalez Loaiza submitted her resignation as Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of DSG Global, Inc. (the “Company), effective as of April 30, 2023. The Company accepted Ms. Loaiza’s resignation as of April 30, 2023. A copy of Ms. Loaiza’s resignation letter is attached hereto as Exhibit 99.1 to this Current Report. Upon her resignation, Robert Silzer, the Chief Executive Officer (Principal Executive Officer) and Director of the Company resumed his role as Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of the Company in addition to his position as Chief Executive Officer of the Company.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Name
99.1	Resignation letter of Zahir Gonzalez Loaiza dated March 16, 2023, effective as of April 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSG GLOBAL, INC.

Date: August 4, 2023	By:	/s/ Robert Silzer
	Name:	Robert Silzer
	Title:	President, CEO, and Director